Supplement to Prospectus

By Supplement to Prospectus ("sticker") dated March 13, 1996, Ameritas Variable Life Insurance Company discloses the following:

On February 27, 1996, AVLIC determined to postpone the merger with Ameritas Life Insurance Corp. ("Ameritas Life") indefinitely.

On March 11, 1996, Ameritas Life and American Mutual Life Insurance Company ("American Mutual"), an Iowa mutual life insurance company, announced an Agreement of Joint Venture ("Agreement").

The terms of the Agreement, which has a closing date of March 29, 1996, require a holding company (AMAL Corporation) to be formed. Also pursuant to the terms of the Agreement, the stock of AVLIC and Ameritas Investment Corp. will be transferred to AMAL Corporation on the closing date. AMAL Corporation will then issue a controlling ownership of the stock to Ameritas Life and a minority ownership of the stock to American Mutual.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.


PROSPECTUS                                                        COMPANY LOGO
                                      AMERITAS VARIABLE LIFE INSURANCE COMPANY



SINGLE PREMIUM                              ONE AMERITAS WAY / 5900 "O" STREET
VARIABLE ANNUITY POLICY                P.O. Box 81889 / Lincoln, NE 68501-1889
--------------------------------------------------------------------------------
This Prospectus describes a Single Premium Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy is a deferred annuity, designed to aid individuals in long-term financial planning, and provides for the accumulation of capital on a tax deferred basis for retirement or other long-term purposes. The Policy is offered to individuals on either a tax qualified or non-tax qualified basis. A single premium of at least $2,000 is required for tax qualified contracts and $5,000 for non-tax qualified contracts. Subsequent payments may be made during the first policy year with prior AVLIC approval.

Prior to the annuity date, the payments accumulate on a completely variable basis, based on the assets supporting the Policy. The owner will receive annuity payments on a fixed basis. The owner has significant flexibility in determining the annuity date on which payments are scheduled to commence. Full or partial withdrawals may be made at any time before the annuity date, although in certain circumstances withdrawals are subject to a withdrawal charge and tax penalty. Any withdrawal amount may be paid in a lump sum or, if elected, all or part may be paid out under an annuity income option. The Policy provides the flexibility necessary to permit an owner to devise an annuity that best fits his or her needs.

Premium payment will be allocated to the Ameritas Variable Life Insurance Company Separate Account VA-2 ("Account") or to the Fixed Account. The Account has twenty Subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, MFS Variable Insurance Trust and/or the Dreyfus Stock Index Fund (collectively the "Funds"). The initial premium payment will be allocated to the Money Market Subaccount, as of the issue date, for 13 days. After the expiration of the 13-day period (see page 17), the accumulation value will be allocated to the Subaccounts or to the Fixed Account as selected by the Policyowner. The Variable Insurance Products Fund is a mutual fund advised by Fidelity Management & Research Company ("FMR") with five portfolios; the Money Market, the High Income, the Equity-Income, the Growth and the Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios, the Asset Manager, the Investment Grade Bond, the Index 500*, the Contrafund*, and the Asset Manager: Growth* Portfolios. It is also advised by FMR. The Alger American Fund is a mutual fund with six
portfolios:   the  Alger  American  Income  and  Growth,  Alger  American  Small
Capitalization, Alger American MidCap Growth, Alger American Growth, Alger American Leveraged AllCap*, and Alger American Balanced Portfolios. The Alger American Fund is advised by Fred Alger Management, Inc. ("Alger Management"). MFS Variable Insurance Trust is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which MFS Emerging Growth Series*, MFS Utilities Series*, and MFS World Governments Series* are offered. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company ("MFS Co."). The Dreyfus Stock Index Fund has one fund portfolio. It is advised by Wells Fargo NIKKO Investment Advisors ("WFNIA"). The accompanying prospectuses of the four funds describe the investment objectives, policies and risks of each of the portfolios of the funds. The Policy accumulation value will vary in accordance with the investment performance of the Subaccounts selected by the owner. Therefore, the owner bears the entire investment risk of monies placed in the Account under this Policy prior to the annuity date.

* New funds are only available under newly issued policies. Availability is expected by May 1, 1996, for all policyholders.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policy and the Account is available free by writing AVLIC at the address above or by calling 1-800-745-1112. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus Must Be Accompanied By A Current Prospectus For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust, and Dreyfus Stock Index Fund.

SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is October 2, 1995.


TABLE OF CONTENTS                                                          PAGE

Definitions...............................................................    3
Fee Table.................................................................    4
Questions and Answers About The Policy....................................    7
Financial Statements......................................................   10
Ameritas Variable Life Insurance Company and the Account..................   12
Ameritas Variable Life Insurance Company..................................   12
Ameritas Variable Life Insurance Company Separate Account VA-2............   12
The Funds.................................................................   12
Investment Policies and Objectives of the Funds' Portfolios...............   13
Addition, Deletion or Substitution of Investments.........................   16
Fixed Account.............................................................   16
The Policy................................................................   16
    Policy Application and Premium Payment................................   17
    Allocation of Premium.................................................   17
    Accumulation Value....................................................   17
    Value of Accumulation Units...........................................   18
    Transfers.............................................................   18
    Owner Inquiries.......................................................   18
    Refund Privilege......................................................   18
Charges and Deductions....................................................   18
    Administrative Charges................................................   18
    Mortality and Expense Risk Charge.....................................   19
    Withdrawal Charge.....................................................   19
    Taxes.................................................................   19
    Fund Investment Advisory Fees and Expenses............................   20
Distributions Under the Policy............................................   20
    Full and Partial Withdrawals..........................................   20
    Critical Needs Withdrawals............................................   20
    Annuity Date..........................................................   21
    Death of Annuitant Prior to Annuity Date..............................   21
    Election of Annuity Income Options....................................   21
    Annuity Income Options................................................   22
    Deferment of Payment..................................................   22
General Provisions........................................................   22
    Control of Policy.....................................................   22
    Beneficiary...........................................................   22
    Change of Beneficiary.................................................   22
    Contestability........................................................   23
    Misstatement of Age or Sex............................................   23
    Reports and Records...................................................   23
Federal Tax Matters.......................................................   23
    Introduction..........................................................   23
    Taxation of Annuities in General......................................   23
Distribution of the Policies..............................................   24
Safekeeping of the Account's Assets.......................................   24
Voting Rights.............................................................   25
Legal Proceedings.........................................................   25
Statement of Additional Information.......................................   25


      The Policy and certain Portfolios are not available in all States.



THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESMAN, OR OTHER PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCOUNT -- Ameritas Variable Life Insurance Company Separate Account VA-2, a separate investment account established by AVLIC to receive and invest the premium paid under the Policy. The investment performance of the Account is kept separate from that of the general assets of AVLIC.

ACCUMULATION UNIT -- A unit used to measure the value of the Policy prior to the annuity date.

ACCUMULATION VALUE -- The value of all amounts accumulated under the Policy prior to the annuity date.

ANNUITANT -- The person or persons upon whose life expectancy the Policy is written. The annuitant may also be the owner of the Policy.

ANNUITY DATE -- The date on which annuity payments begin.

ANNUITY INCOME OPTION -- One of several ways in which annuity payments may be made. Payments are based on the cash surrender value as of the annuity date, less any applicable premium taxes. The dollar amount of each annuity payment will not change over time, except in the case where the interest payment option is selected.

ANNUITY PAYMENT -- One of a series of payments made under an annuity income option.

AVLIC ("WE, US, OUR") -- Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY -- The person to whom any benefits due upon death of the annuitant are paid. The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with AVLIC. If no beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH SURRENDER VALUE -- The amount available for full or partial withdrawal, which is the accumulation value less any withdrawal charge, and applicable premium taxes and, in the case of a full withdrawal, less a pro rata amount of the annual policy fee.

DECLARED RATES -- AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion declare higher interest rates for amounts allocated or transferred to the Fixed Account.

DUE PROOF OF DEATH -- All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the Policy.

EFFECTIVE DATE -- The date that the premium payment is applied to purchase a Policy for the owner.

FIXED ACCOUNT -- An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS -- The Variable Insurance Products Fund ("Fidelity Funds"), the Variable Insurance Products Fund II ("Fidelity Funds II") (collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), MFS Variable Insurance Trust "MFS Fund" or "MFS"), and the Dreyfus Stock Index Fund ("Dreyfus Index Fund or Dreyfus Index") are the funds available for investment as of the date of this Prospectus. In the future, additional funds may be added or subtracted by AVLIC as the available funding options. The Funds have one or more portfolios. There is a portfolio that corresponds to each of the Subaccounts of the Account.

JOINT ANNUITANT -- The person other than the annuitant who may be designated by the owner and on whose life annuity payments may also be based.

NET CASH SURRENDER VALUE -- The cash surrender value less any premium tax, if any.

NONQUALIFIED POLICIES -- Policies that do not qualify for special federal income tax treatment.

OWNER -- The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

PAYEE -- The owner, annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

POLICY -- The variable annuity policy offered by AVLIC and described in this Prospectus.

POLICY DATE -- The date set forth in the Policy that is the date used to determine policy anniversary dates and policy years. Policy anniversaries are measured from the policy date.

POLICY YEAR -- The period from one policy anniversary date until the next policy anniversary date.

PORTFOLIO -- The separate investment portfolios of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, the MFS Fund, and the Dreyfus Index Fund. The Fidelity Fund currently has five portfolios: the Money Market, the High Income, the Equity-Income, the Growth, and the Overseas Portfolios. The Fidelity Fund II has five portfolios: Asset Manager, Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund has six portfolios: the Alger American Income and Growth ("Income and Growth"), the Alger American Small Capitalization ("Small-Cap"), the Alger American MidCap Growth ("MidCap"), the Alger American Growth ("Alger American Growth"), Alger American Leveraged AllCap ("Leveraged AllCap"), and the Alger American Balanced ("Balanced") Portfolios. MFS Variable Insurance Trust, ("MFS Fund" or "MFS"), is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series ("MFS
Emerging Growth"), MFS Utilities Series ("MFS Utilities"), and MFS World Governments Series ("MFS World Governments") are offered. The Dreyfus Index Fund has one portfolio.

PREMIUM PAYMENT -- Under the Policy, the single premium payment must be $2,000 or more for tax qualified contracts and $5,000 or more for non-tax qualified plans. Subsequent payments may be made during the first policy year with prior AVLIC approval.

QUALIFIED POLICIES -- Policies purchased in connection with certain plans that qualify for special federal income tax treatment.

SUBACCOUNT -- A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Fund.

SUCCESSOR OWNER -- The person who may be designated by the owner and to whom Policy ownership passes upon the owner's death.

VALUATION DATE -- A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD -- The period between two successive valuation dates, commencing at the close of trading on the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of trading on the NYSE on the next succeeding valuation date.

WITHDRAWAL   CHARGE  --  The  charge  assessed  upon  certain   withdrawals  and
annuitizations to cover certain expenses relating to the sale of the Policies, and as such is a "contingent deferred sales charge."



FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

This table is to assist the Policyowner to understand the various costs and expenses that the Policyowner will bear, directly and indirectly at both the separate account and portfolio level. The table does not include possible state premium taxes.

    Sales Load Imposed on Purchases......................................  .0%
    Deferred Sales Load (Maximum of premiums paid)....................... 6.5%

           %           Year                   %             Year

           6.............1                    4...............5
           6.............2                    3...............6
           6.............3                    2...............7
           5.............4                    0...............8+

    Surrender Fees........................................................   0%
    Exchange Fee..........................................................   0%
    Transfer Fee..........................................................   0%
    Annual Contract Fee...................................................  $30
    Annual Administration Fee and Expenses................................ .20%

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE).
    Mortality and Expense Risk Fees.......................................1.25%
    (See "Charges and Deductions," page 18).



FIDELITY FUND ANNUAL EXPENSES

                                Money     High    Equity-
                                Market   Income   Income*   Growth*  Overseas

Management...................   .20%      .61%     .52%      .62%      .77%
Other........................   .07%      .10%     .06%      .07%      .15%
                               -----     -----    ------    ------    ------
Total........................   .27%      .71%     .58%      .69%      .92%

FIDELITY FUND II ANNUAL EXPENSES

                   Asset     Investment   Index                 Asset Manager:
                  Manager*   Grade Bond   500**  Contrafund***    Growth ***

Management......    .72%        .46%      .28%       .62%           .72%
Other...........    .08%        .21%      .00%       .27%           .21%
                  ------      ------     ------    -------        -------
Total...........    .80%        .67%      .28%       .89%           .93%


* A portion of the brokerage commission the fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been for Equity-Income - .60%; Growth - .70%; and for Asset Manager - .81%.

(See "The Funds", page 12 and Portfolios Prospectuses).

** Fund expenses were voluntarily reduced by the fund's investment adviser. Without this reduction, total operating expenses would have been .81%.

***  Management  fee and  expenses  estimated  for  1995.  Contrafund  and Asset
Manager: Growth commenced operations January 3, 1995.


ALGER AMERICAN FUND ANNUAL EXPENSES
                                                 Alger
              Income and     Small     Mid      American              Leveraged
                Growth        Cap      Cap       Growth    Balanced    AllCap*
Management....  .625%        .85%      .80%       .75%       .75%        .85%
Other.........  .125%        .11%      .17%       .11%       .33%        .94%
               -------      ------    ------     ------    -------     -------
Total.........  0.75%        .96%      .97%       .86%      1.08%       1.79%


*Management fee and expenses estimated for 1995. Inception date for Leveraged AllCap was January 25, 1995.

MFS FUND ANNUAL EXPENSES

                     MFS Emerging      MFS Utilities          MFS World           Dreyfus Index Fund
                    Growth Series*         Series*       Governments Series**     Annual Expenses***
Management...            .75%               .75%                 .75%                   .15%
Other.........           .25%               .25%                 .25%                   .25%
                       -------            ------               -------                 ------
Total.........          1.00%              1.00%                1.00%                   .40%


* MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996 provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 1.00% and 1.75%, respectively, for the Emerging Growth Series and 0.93% and 1.68%, respectively, for the Utilities Series, based upon estimated expenses for the series' current fiscal year.

** MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Government Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 0.63% and 1.38%, respectively.

*** For the period ended December 31, 1994, if these expenses for the period had been incurred by the Dreyfus Index Fund Portfolio, the ratio of expenses to average daily net assets would have been .56%.

Fidelity Management & Research Company (FMR) has agreed to reimburse the various portfolios if, and to the extent that, the portfolios' aggregate operating expenses are in excess of, .80% (Investment Grade Bond Portfolio), 1.00% (High Income, Contrafund and Asset Manager: Growth Portfolios), 1.25% (Asset Manager Portfolio) or 1.50% (Equity-Income, Growth, and Overseas Portfolios) of the respective Portfolios' average net assets. FMR has voluntarily agreed to temporarily limit Index 500 Portfolio's total operating expenses to 0.28%. Alger Management has agreed to reimburse the Portfolios if, and to the extent that, the Portfolios' aggregate operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) are in excess of 1.25% (Income and Growth, and Balanced Portfolios) and 1.50% (Small Cap, MidCap,
Leveraged AllCap and Growth Portfolios) of the respective Portfolio's average net assets. WFNIA and Dreyfus Corporations have undertaken to reimburse the Dreyfus Index Fund if, and to the extent that, its Portfolio's aggregate operating expenses exceed .40% of the average net assets of the Fund. These agreements are expected to continue in the future years. As long as this expense limitation continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.


EXAMPLE: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:



                               1 Year      3 Years       5 Years     10 Years
                            ----------------------------------------------------
Money Market................     $80         $121          $144        $210
High Income.................     $84         $135          $165        $255
Equity-Income...............     $83         $131          $159        $242
Growth......................     $84         $134          $164        $253
Overseas....................     $86         $141          $175        $277
Asset Manager...............     $85         $137          $170        $264
Investment Grade Bond.......     $84         $134          $163        $251
Index 500...................     $80         $122          $144        $211
Contrafund..................     $86         $140          $174        $274
Asset Manager: Growth.......     $86         $141          $176        $278
Alger American Income
ang Growth..................     $85         $136          $167        $259
Alger American Balanced.....     $88         $145          $183        $292
Alger American Small-Cap....     $87         $142          $177        $281
Alger American MidCap.......     $87         $142          $178        $282
Alger American Growth.......     $86         $139          $172        $271
Leveraged AllCap............     $94         $165          $216        $360
MFS Emerging Growth.........     $87         $143          $179        $284
MFS Utilities...............     $87         $143          $179        $284
MFS World Governments.......     $87         $143          $179        $284
Dreyfus Index...............     $81         $125          $150        $223



EXAMPLE: If you annuitize at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                               1 Year      3 Years       5 Years     10 Years
                            ----------------------------------------------------
Money Market................     $80         $ 56          $ 97        $210
High Income.................     $84         $ 70          $119        $255
Equity-Income...............     $83         $ 66          $113        $242
Growth......................     $84         $ 69          $118        $253
Overseas....................     $86         $ 76          $130        $277
Asset Manager...............     $85         $ 72          $124        $264
Investment Grade Bond.......     $84         $ 69          $117        $251
Index 500...................     $80         $ 57          $ 98        $211
Contrafund..................     $86         $ 75          $128        $274
Asset Manager: Growth.......     $86         $ 76          $130        $278
Alger American Income
and Growth..................     $85         $ 71          $121        $259
Alger American Balanced.....     $88         $ 81          $138        $292
Alger American Small-Cap....     $87         $ 77          $132        $281
Alger American MidCap.......     $87         $ 78          $132        $282
Alger American Growth.......     $86         $ 74          $127        $271
Leveraged AllCap............     $94         $102          $173        $360
MFS Emerging Growth.........     $87         $ 78          $134        $284
MFS Utilities...............     $87         $ 78          $134        $284
MFS World Governments.......     $87         $ 78          $134        $284
Dreyfus Index...............     $81         $ 60          $104        $223

EXAMPLE: If you do not surrender your contract you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                1 Year     3 Years       5 Years     10 Years
                            ----------------------------------------------------
Money Market................     $18         $ 56          $ 97        $210
High Income.................     $23         $ 70          $119        $255
Equity-Income...............     $21         $ 66          $113        $242
Growth......................     $22         $ 69          $118        $253
Overseas....................     $25         $ 76          $130        $277
Asset Manager...............     $24         $ 72          $124        $264
Investment Grade Bond.......     $22         $ 69          $117        $251
Index 500...................     $18         $ 57          $ 98        $211
Contrafund..................     $24         $ 75          $128        $274
Asset Manager: Growth.......     $25         $ 76          $130        $278
Alger American Income
and Growth..................     $23         $ 71          $121        $259
Alger American Balanced.....     $26         $ 81          $138        $292
Alger American Small-Cap....     $25         $ 77          $132        $281
Alger American MidCap.......     $25         $ 78          $132        $282
Alger American Growth.......     $24         $ 74          $127        $271
Leveraged AllCap............     $33         $102          $173        $360
MFS Emerging Growth.........     $26         $ 78          $134        $284
MFS Utilities...............     $26         $ 78          $134        $284
MFS World Governments.......     $26         $ 78          $134        $284
Dreyfus Index...............     $20         $ 60          $104        $223


The examples assume an average $30,000 annuity investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown and will vary according to the portfolio(s) selected.



QUESTIONS AND ANSWERS ABOUT THE POLICY

NOTE: The following section contains brief questions and answers about the Policy. Reference should be made to the body of this Prospectus for more detailed information. With respect to qualified policies, it should be noted that the requirements of a particular retirement plan, an endorsement of the Policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on premiums, withdrawals, distributions, or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. (See "Federal Tax Matters," page
23. Also "you" or "your" refers to the owner; "we," "us" or "our" refers to Ameritas Variable Life Insurance Company.)

1.  WHAT IS THE PURPOSE OF THE POLICY?
The Policy seeks to allow you to accumulate funds based on the investment experience of the assets underlying the Policy, in the Account or the Fixed Account, on a tax-deferred basis and to receive annuity payments when desired. Once payments commence under an annuity income option, the annuity payments do not depend on the investment experience of the Policy's underlying assets. Instead, the amount of the payments is set as of the annuity date and does not change over the annuity payment period, unless an interest payment option is selected. The Policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased using "rollover" contributions in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy"). The owner can allocate premium payments to the Fixed Account or to one or more Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Account"), each of which will invest in a corresponding portfolio of the Funds. Because the accumulation value depends on the investment experience of the selected Subaccounts, the owner bears the investment risk under this Policy for monies placed in Subaccounts prior to the annuity date.

2.  WHAT IS AN ANNUITY AND WHAT ANNUITY OPTIONS ARE AVAILABLE?
An annuity provides for a series of periodic payments beginning on the annuity date, based on the net cash surrender value on the annuity date, to be paid to the designated payee. The owner may select from a number of annuity income options, including annuity payments for the life of an annuitant (or an annuitant and another person, the joint annuitant) with or without a guaranteed number of annuity payments, or for a designated period, for a designated amount, or for an interest payment option. The annuity payments remain the same throughout the payment period, unless an interest payment option is selected.

The owner also has some flexibility in choosing the annuity date; however, without AVLIC's prior approval, payments must begin no later than the first day of the month after the annuitant's 95th birthday (90th in Oregon).
(See "Annuity Date," page 21 and "Annuity Income Options," page 22.)

3.  WHAT TYPES OF INVESTMENTS UNDERLIE THE ACCOUNT?
Currently, the assets supporting the Policies prior to the annuity date are invested exclusively in shares of the Funds, or the Fixed Account. The Fidelity Fund currently has five portfolios: the Money Market, the High Income, the Equity-Income, the Growth, and the Overseas Portfolios. The Fidelity Fund II has five portfolios: the Asset Manager, the Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund is a mutual fund with six portfolios: the Income and Growth; Small-Cap; MidCap; Alger American Growth; Leverged AllCap; and Balanced Portfolios. The MFS Fund has twelve separate portfolios or series, of which, MFS Emerging Growth, MFS Utilities, and MFS World Governments are offered. The Dreyfus Index Fund has one portfolio. Each of the twenty Subaccounts of the Account invests solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds," page 12.)

4.  INVESTMENTS IN THE FIXED ACCOUNT.
Premium payments allocated to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (4.5%) or at higher "declared rates." (See "Fixed Account," page 16).

5.  HOW DO I PURCHASE A POLICY?
You may purchase a Policy with an initial premium payment of at least $2,000 for a tax qualified contract and at least $5,000 for a non-tax qualified contract. Subsequent payments may be accepted during the first policy year with prior AVLIC approval. The total of all premium payments made under annuity contracts having the same annuitant may not exceed $1,000,000 without AVLIC's prior approval. (See "Policy Application and Premium Payment," page 17.)

6.  HOW MAY I ALLOCATE THE PREMIUM PAYMENT?
On the effective date of the Policy, the premium paid is allocated to the Money Market Subaccount. Thirteen days after the effective date, the accumulation value is allocated among the Subaccounts or Fixed Account in accordance with the allocation instructions designated by the owner in the application. (See "Allocation of Premium," page 17.)

7.  CAN I TRANSFER AMOUNTS?
Transfers of the accumulation value among the Subaccounts of the Account can be made during any policy year as often as the owner wishes. Transfers must be at least $250, or, if less, the entire value of the Subaccount from which the transfer is made. The minimum amount which can remain in a Subaccount as a result of a transfer is $100.00. Any amount below this minimum must be included in the amount transferred. Transfers may also be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited plus interest thereon may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the policy (See "Transfers," page 18.)

8.  CAN I GET TO MY MONEY IF I NEED IT?
All or part of the accumulation value of the Policy may be withdrawn before the earlier of the annuitant's death or the annuity date. The withdrawal right may be restricted by Section 403(b)(11) of the IRS code, if the annuity is used in connection with a Section 403(b) retirement plan. However, amounts withdrawn may be subject to a withdrawal charge (a contingent deferred sales charge) depending on the duration of the Policy and the size of the withdrawal. The withdrawal charge is a maximum of 6% of the amount withdrawn and grades to 0% after the seventh year. (See "Withdrawal Charge," page 19) WE GUARANTEE THAT THIS CHARGE WILL NOT BE INCREASED. In addition, upon a full withdrawal the owner will be assessed a pro rata portion of the annual policy fee. (See "Annual Policy Fee," page 18.) Certain withdrawals may also be subject to a federal penalty tax as well as federal income tax. (See, "Federal Tax Matters," page 23.) Surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

9.  WHAT ARE THE CHARGES UNDER MY POLICY?
In order to permit investment of the entire premium payment, we currently do not deduct sales charges at the time of investment. However, unless waived, a withdrawal charge (a contingent deferred sales charge), as described above, is imposed on certain full or partial withdrawals of the Policies and annuitization to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. (See "Withdrawal Charge," page 19.) We will, when taxes, including premium taxes, are imposed by state law upon the receipt of the premium payment, deduct such taxes on the effective date of the Policy. If, instead, premium taxes are imposed upon annuitization, such taxes will be deducted at that time. (See "Taxes," page 19.) In addition, an annual administration fee of .20% of the year end balance of the accumulation value is deducted to cover administrative expenses. (See "Annual Administration Fee," page 18.) Certain other charges are deducted under the Policy to cover administrative expenses of operating the Policy and mortality and expense risks. These charges include a daily charge at the annual rate of 1.25% of average daily net assets of the Account plus an annual $30 charge. Mortality and expense risk charges are not charged against the Fixed Account. (See "Mortality and Expense Risk Charge," page 19 and "Annual Policy Fee," page 18.)

10.  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE ANNUITY DATE?
In the event that the annuitant dies prior to the annuity date, upon due proof of death, the death benefit becomes payable. The death benefit may be paid as either a lump sum cash benefit or under an annuity income option. (See "Death of Annuitant Prior to Annuity Date," page 21.)

11.  WHAT HAPPENS IF THE OWNER DIES BEFORE THE ANNUITY DATE?
In the event that the owner (or joint owner) dies prior to the annuity date, his or her entire interest in the Policy will be distributed within five years after the date of death. If the person to whom ownership passes, the owner's designated beneficiary, chooses to take his or her interest as an annuity, to be paid to himself or herself or for his or her benefit, then under certain circumstances, that portion is treated as distributed on the date distributions begin. Special rules apply where the owner's designated beneficiary is the surviving spouse of the deceased owner. (These provisions are described in greater detail in the Statement of Additional Information -- see "IRS Required Distributions," page 7.)

12.  CAN THE POLICY BE RETURNED AFTER IT IS DELIVERED?
The owner is granted a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period specified on the policy form, which is within 10 days after the owner receives the Policy, unless the particular state in which the Policy is sold requires a longer period. The refund will be the greater of the premiums paid or the premiums paid adjusted by investment gains and losses. (See "Refund Privilege," page 18.)

13.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT MY ANNUITY?
Any questions about procedures or your Policy will be answered by us at One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska, 68501, or by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name. In addition, confirmations will be mailed to the owner for any transactions that take place, and an annual report will be sent once each policy year showing the accumulation value in each Subaccount, and any charges, transfers or withdrawals during the year.

FINANCIAL STATEMENTS

The  financial  statements  for AVLIC and the Account (as well as the  auditors'report thereon) are in the statement of additional information.

ACCUMULATION UNIT VALUES
-------------------------

Following are the accumulation unit values for the subaccounts as of October 23, 1987, when the account commenced business; December
31, 1987, 1988, 1989, 1990, 1991, 1992, 1993 and 1994. The  number  of  outstanding  accumulation  units  in  each  subaccount as of
December 31, 1987,  1988, 1989, 1990, 1991, 1992, 1993 and 1994 are also shown:

ACCUMULATION UNIT
AS OF:                10-23-87     12-31-87     12-31-88     12-31-89     12-31-90    12-31-91     12-31-92    12-31-93   12-31-94
                      --------     --------     --------     --------     --------    --------     --------    --------   --------
Money Market                -            -        1.020        1.099        1.173        1.000        1.262      1.286      1.325
High Income             9.500        9.742       10.750       10.167        9.797        9.550       15.910     18.938     18.414
Equity-Income               -            -       11.315       13.118       10.971       11.850       16.460     19.217     20.322
Growth                  9.840       10.364       11.853       15.380       13.399       18.510       20.795     24.517     24.207
Overseas                9.240        9.457       10.099       12.597       12.216       13.100       11.507     15.601     15.674
Asset Manager*              -            -            -            -       10.523       12.550       14.076     16.830     15.609
Inv. Grade Bond**           -            -            -            -            -       11.080       12.074     13.232     12.577
Index 500*****              -            -            -            -            -            -            -          -          -
Contrafund*****             -            -            -            -            -            -            -          -          -
Asset Manager:
Growth*****                 -            -            -            -            -            -            -          -          -
Income and
Growth***                   -            -            -            -            -            -       13.831     15.073     13.654
MidCap****                  -            -            -            -            -            -            -     13.563     13.190
Small Cap***                -            -            -            -            -            -       27.043     30.286     28.603
Balanced****                -            -            -            -            -            -            -     11.499     10.872
Alger American
Growth***                   -            -            -            -            -            -       20.017     24.209     24.259
Leveraged
AllCap*****                 -            -            -            -            -            -            -          -          -
MFS Emerging
Growth*****                 -            -            -            -            -            -            -          -          -
MFS Utilities*****          -            -            -            -            -            -            -          -          -
MFS World
Governments*****            -            -            -            -            -            -            -          -          -
Dreyfus Index***            -            -            -            -            -            -       15.757     17.015     16.953


NUMBER OF ACCUMULATION UNITS
OUTSTANDING
AS OF:             12-31-87    12-31-88    12-31-89       12-31-90        12-31-91        12-31-92        12-31-93       12-31-94
                   --------  -----------  -----------  --------------  --------------  --------------  -------------- --------------
Money Market              -  157,416.729  208,280.871  11,911,544.496  15,150,911.120  23,516,860.733  24,394,597.763 48,755,227.272
High Income         155.907   15,646.599   52,878.092      75,439.485     429,942.219     404,678.129     780,485.192  1,076,076.694
Equity-Income             -   15,337.513   79,609.928     536,146.361     873,089.237   1,090,217.227   1,692,367.958  2,332,200.380
Growth            1,251.918    3,944.769    4,476.273     344,241.440     832,635.695   1,058,120.400   1,930,905.248  2,448,226.330
Overseas            109.209    2,271.707   72,009.171     214,204.062     261,859.646     452,257.534   1,680,013.325  2,050,429.513
Asset Manager*            -            -            -     187,701.160   1,037,390.785   2,461,567.482   5,540,619.649  7,758,786.284
Inv. Grade Bond**         -            -            -               -     151,044.569     799,187.033   1,220,611.462  1,185,301.883
Index 500*****            -            -            -               -               -               -               -              -
Contrafund*****           -            -            -               -               -               -               -              -
Asset Manager:
Growth*****               -            -            -               -               -               -               -              -
Income and
Growth***                 -            -            -               -               -      33,407.531      98,620.982    172,001.664
MidCap****                -            -            -               -               -               -      91,504.219    268,394.026
Small Cap***              -            -            -               -               -     222,600.706     539,880.302    671,144.393
Balanced****              -            -            -               -               -               -      34,686.690     94,786.818
Alger American
Growth***                 -            -            -               -               -      61,910.658     166,606.094    641,126.689
Leveraged
AllCap*****               -            -            -               -               -               -               -              -
MFS Emerging
Growth*****               -            -            -               -               -               -               -              -
MFS Utilities*****        -            -            -               -               -               -               -              -
MFS World
Governments*****          -            -            -               -               -               -               -              -
Dreyfus Index***          -            -            -               -               -      50,585.228     176,454.414    229,756.110




*    No activity prior to December 31, 1989.
**   No activity prior to December 31, 1990.
***  No activity prior to December 31, 1991.
**** No activity prior to December 31, 1992.
*****No activity prior to December 31, 1994.

AVLIC AND THE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 11 of the Statement of Additional Information.

AVLIC is a wholly-owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas Life"). Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyzes insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has been rated A ("Excellent") by Weiss Research, Inc., and has an AA ("Excellent") rating from Standard & Poor's for claims paying ability. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. Ameritas Life and subsidiaries had total assets at December 31, 1994 of over $2.0 billion. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. The effective date of the merger is currently postponed until May 1, 1996.

AVLIC may publish in advertisements and reports to Policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings to not relate to the performance of the separate account. Further AVLIC may publish charts and other information concerning dollar cost averaging, tax-deference and other investment methods.



AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-2


AVLIC established the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Account") on May 28, 1987, under Nebraska law as a separate investment account. This Account holds assets that are segregated from all of AVLIC's other assets and is not chargeable with liabilities arising out of any other business AVLIC may conduct. Income, gains, or losses of the Account are credited without regard to other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies and liabilities of AVLIC who will at all times maintain assets in the Account with a total market value at least equal to the reserve and other contract liabilities for the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, AVLIC may, from time to time, withdraw the assets available to cover general account obligations.


Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.


THE FUNDS

There are currently twenty Subaccounts within the Account which support the Policies ("Subaccounts"), and each invests only in a corresponding portfolio of the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, the MFS Fund and/or the Dreyfus Index Fund.

The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. The registrations do not involve SEC supervision of the management or investment practices or policies of the Funds. The assets of each portfolio of the Funds are held separately from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information about the Funds, including a description of risks, charges and expenses is in the prospectuses for the Funds, which must accompany or precede this Prospectus. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reserve repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity-Income, Asset Manager: Growth and Asset Manager Portfolios may invest in non-investment grade, high-risk debt securities. The Prospectuses should be read carefully and retained.

Each owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

Since the Funds are designed to provide an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material irreconcilable conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS
--------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income  producing  lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.

Investment
Grade Bond2            A  portfolio  of investment     Seeks as high  a level of
                       grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     respresented    by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.

Asset Manager:
Growth2                Focuses on stocks  for high     Seeks  to  maximize total
                       potential returns but also return by allocating its purchases bonds and short- assets among stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.


ALGER AMERICAN
--------------
FUNDS
-----

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least 65% of its assets  in     objective  of  the  Port-
                       dividend    paying   equity     folio.
                       securities  that are listed
                       on  a  national exchange or
                       in  securities  convertible
                       into dividend paying equity
                       securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the  portfolio  assets will     appreciation.
                       be invested in fixed income
                       senior  securities.

Small-Cap              The Portfolio  will  invest     Seeks  long-term  capital
                       its   assets   in    equity     appreciation.
                       securities  of    companies
                       whose securities are traded
                       on domestic stock exchanges
                       or in the  over-the-counter
                       market. These companies may
                       still  be  in  the develop-
                       mental stage. The Portfolio
                       will invest at least 65% of
                       its assets  in  the  secur-
                       ities   of   companies  who
                       have total  market capital-
                       ization  of  less  than  $1
                       billion.  The Portfolio may
                       also  purchase   restricted
                       securities,  lend  its sec-
                       urities  or sell securities
                       short.  Investing in small,
                       newer   issues    generally
                       involves greater  risk than
                       investing  in  larger, more
                       established issues. Accord-
                       ingly, an investment in the
                       Portfolio may not be appro-
                       priate for all investors.

MidCap                 The  Portfolio  will invest     Seeks  long-term  capital
Growth                 its  assets in equity  sec-     appreciation.
                       urities of companies  whose
                       securities  are  traded  on
                       domestic  exchanges  or  in
                       the over-the-counter market.
                       These  companies  may still
                       be  in   the  developmental
                       stage, they  may   also  be
                       older companies that appear
                       to  be entering a new stage
                       of  growth.   The Portfolio
                       will invest at least 85% of
                       its  net  assets  in equity
                       securities and at least 65%
                       of  its  total   assets  in
                       securities of companies who
                       have total  market capital-
                       ization  of  between   $750
                       million and $3.5 billion.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures contracts and
                       purchase  and  sell options
                       on these futures contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

 .
MFS FUNDS
---------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------
Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   common     term capital growth. Div-
                       stocks of small  and medium     idend and interest income
                       sized emerging  growth com-     is incidental.
                       panies. From 10% to 25% may
                       be  invested   in   foreign
                       securities  not   including
                       ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in debt secur-      vation   and  growth with
                       ities.  May  invest  up  to     moderate  current income.
                       100%  of  assets in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.

DREYFUS FUND
------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------

Dreyfus                The Fund  attempts to dupli-    Seeks to provide  invest-
Index Fund             cate the  investment results    ment  results  that  cor-
                       of the Standard & Poor's 500    respond to the  price and
                       Composite  Stock Price Index    yield   performance    of
                       (the  "Index").    The  Fund    publicly  traded   common
                       attempts to be fully invest-    stocks  in the aggregate,
                       ed  at all times and, in any    as   represented  by  the
                       event, at  least  80% of the    Standard  &  Poor's   500
                       Fund's  net  assets  will be    Composite Stock Index.
                       invested,  in  stocks   that
                       comprise the Index.


1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.

Each portfolio pays the Manager a monthly fee for managing its investments and business affairs. In addition, each portfolio's total operating expenses will include fees for shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. (See "Fee Table" page 4). A complete description of the expenses, fees and charges of the portfolios is found in the Funds' prospectuses and Statements of Additional Information.



ADDITION, DELETION OR SUBSTITTUION OF INVESTMENTS


AVLIC reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other Policies or permit a conversion between Policies upon request by the owners.

AVLIC also reserves the right, in its sole discretion, to establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company having a specified investment objective. AVLIC may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing owners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of owners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of owners or other persons who have voting rights as to the Account. The owner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account.


Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account. ("Declared Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.


THE POLICY

The Policy is a single premium variable annuity policy. The rights and benefits of the Policy are described below and in the policy form; however, AVLIC reserves the right to make any modification to conform the Policy to, or to give the owner the benefit of, any federal or state statute or any rule or regulation thereunder.

This Policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased with "rollover" contributions in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy").

POLICY APPLICATION AND PREMIUM PAYMENT


Individuals wishing to purchase a Policy must complete an application and submit it and a single premium of at least $2,000 for tax qualified contracts and $5,000 for non-tax qualified contracts to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501), unless other provisions for the initial premium are made. Subsequent premium payments may be made during the first policy year with prior AVLIC approval. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason. Also, AVLIC has the right not to accept a single premium greater than $1,000,000, or a premium payment where the total premium payments made under AVLIC annuity contracts having the same annuitant exceed $1,000,000.

If the application and premium payment can be accepted in the form received, the premium payment will be applied to the purchase of a Policy within two business days after receipt by AVLIC at its Home Office. In those instances where other provisions for the payment of the initial premium are made, the initial premium will be applied after the application has been accepted and within two business days after AVLIC has received the initial premium payment in its home office in Federal Funds. The date that the premium is applied to the purchase of the Policy is the effective date of the Policy.

If an incomplete application is received, AVLIC will request the information necessary to complete the application. Once the application is completed and the initial premium received, the premium payment will be applied to the purchase of a Policy within two business days. If after five business days after its receipt with the initial premium, the application remains incomplete, AVLIC will return the applicant's premium payment unless it obtains the applicant's permission to retain the premium payment pending completion of the application.

The policy date for the Policy will be the same day as the effective date for the Policy, unless it falls on the 29th, 30th or 31st of a month, in which case the policy date will be set at the 28th day of that month. The policy date is used to determine policy anniversary dates and policy years.

ALLOCATION OF PREMIUM

In the application for a Policy, the owner allocates the premium to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount, or to the Fixed Account, is 10% of the premium, and fractional percentages may not be used. The allocations must total 100%.

The premium is allocated on the effective date of the Policy to the Money Market Subaccount. The premium, less any applicable premium taxes, will be used to purchase accumulation units of the Money Market Subaccount at the price next computed on the effective date.

Thirteen days after the effective date, the accumulation value of the Policy will be allocated among the Subaccounts or to the Fixed Account, as selected by the owner in the application.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts and the owner bears the entire investment risk. This will affect the Policy's cash surrender value which on the annuity date affects the level of annuity payments payable. Owners should periodically review their allocation of values in light of market conditions and overall financial planning requirements.


ACCUMULATION VALUE

The accumulation value of the policy is equal to the total premiums received, reduced by any applicable premium taxes, as affected by charges, withdrawals, and the investment experience of the designated subaccounts and the interest earned in the Fixed Account.

On the effective date, the accumulation value of the Policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the Policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units of each Subaccount credited to the Policy by the current value of an accumulation unit for each Subaccount and by adding the accumulation value in the Fixed Account. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the Policy is decreased by any annual administrative fee and the annual policy fee, any withdrawals, and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Fund, interest earned in the Fixed Account, partial withdrawals, as well as the deduction of any applicable charges under the Policy.

VALUE OF ACCUMULATION UNITS

The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the Policy for mortality and expense risks and, if applicable, any federal and state income tax charges.


TRANSFERS

Accumulation value may be transferred among the Subaccounts as often as wished during a policy year. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. Accumulation values may also be transferred from the Subaccounts of the Separate Account to the Fixed Account without limitation. Transfers of up to 100% of the accumulation value may be made from the Fixed Account to the various Subaccounts during the 30 day period following the yearly anniversary date of the policy. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received at the Home Office.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional limitations at the fund level.


OWNER INQUIRIES


Inquiries should be addressed to Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501 or made by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name.

REFUND PRIVILEGE


The owner is given a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period of time stated on the policy form, which is 10 days after receipt of the Policy, unless state law requires a longer period of time. The refund is equal to the greater of the sum of all charges deducted from the premium paid, plus the net premium allocated to the Account adjusted by investment gains and losses, or the total premium paid. To cancel the Policy, the owner should mail or deliver it to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the owner's bank.


CHARGES AND DEDUCTIONS

Charges will be deducted periodically from the accumulation value of the policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the single premium payment before it is allocated to the Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a premium payment. In that case AVLIC will deduct the premium tax due on the effective date. Other charges, such as withdrawal charges, may be levied upon withdrawals or, in some cases, upon annuitization, as described more fully below.


ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. A $30.00 annual policy fee is deducted from the accumulation value on the last valuation date of each policy year. This charge, which is guaranteed not to increase, reimburses AVLIC for the administrative costs of maintaining the Policy on AVLIC's system.

ANNUAL ADMINISTRAITON FEE. A charge of .20% of the accumulation value is calculated and deducted from the accumulation value on the last valuation date of each policy year. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the Policies and ongoing administrative expenses incurred in connection with servicing and maintaining the Policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead.

AVLIC does not expect to make a profit on the charges for administrative costs.


MORTALITY AND EXPENSE RISK CHARGE

AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the Policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and risk expense charge is imposed on the Fixed Account. The mortality risk borne by AVLIC under the Policies, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the risk that he will outlive the funds accumulated for retirement. In addition, AVLIC bears a mortality risk under the Policies, regardless of the annuity option selected, in that it guarantees the purchase rates for the annuity income options available under the Policy and it guarantees the death benefit of the Policy prior to the annuity date to be the greater of the accumulation value of the Policy or the total premiums paid less withdrawals and periodic charges. These risks are AVLIC's. The expense risk undertaken by AVLIC, with respect to the Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing policy administration services.

If the withdrawal charges on withdrawals are insufficient to cover the distribution expenses, the deficiency will be met from AVLIC's general account funds, including the amount derived from the charge levied for mortality and expense risks.


WITHDRAWAL CHARGE

Since no deduction for a sales charge is made from the premium payment, unless waived, a contingent deferred sales charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. No withdrawal charge is assessed against a full or partial withdrawal of accumulation value or annuitization after the Policy has been in force more than seven policy years. Likewise, no withdrawal charge is assessed against the first withdrawal in any policy year of an amount up to 10% of the accumulation value as of the date of withdrawal.

Those annuitants whose policies have been in force for at least one year and meet certain conditions may make withdrawals without surrender charges (See "Critical Needs Withdrawals," page 20).

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the 10% exception) will be subject to a withdrawal charge expressed as a percentage of the accumulation value withdrawn or annuitized as follows:


               %                 Year     %                   Year
               6 . . . . . . . . . 1      4 . . . . . . . . . . 5
               6 . . . . . . . . . 2      3 . . . . . . . . . . 6
               6 . . . . . . . . . 3      2 . . . . . . . . . . 7
               5 . . . . . . . . . 4      0 . . . . . . . . . . 8+


In the case of a partial withdrawal or annuitization, the withdrawal charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts, or the Fixed Account, based on the accumulation value in each Subaccount prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts, or the Fixed Account, in which case the charge will be allocated among those Subaccounts, or the Fixed Account, in the same manner as the withdrawal. A withdrawal charge will not be assessed if, after the first two policy years, the accumulation value is applied under annuity income option c or
d. Further, the sum of all withdrawal charges will never exceed 6.5% of the premium paid for the Policy. Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

TAXES

AVLIC will, where such taxes are imposed by state law of the Policyowner's residence as made known to AVLIC, upon the receipt of a premium payment, deduct premium taxes on the effective date. If, instead premium taxes are imposed upon annuitization by said state, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the owner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. The owner will be notified of any applicable premium taxes. Owners are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC is not currently making a charge. If they increase, however, AVLIC may make charges for such taxes. Such charges would be deducted from the accumulation unit value.


AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 23.) Based upon these expectations, no charge is being made currently to the Account for corporate federal income taxes which may be attributable to the Account.

AVLIC will periodically review the question of a charge to the Account for corporate federal income taxes related to the Account. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what AVLIC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the accumulation unit value would be correspondingly adjusted by any provision or charge for such taxes.


FUND INVESTMENT ADVISORY FEES AND EXPENSES


Because the Account purchases shares of the Funds, the net assets of the Account will reflect the value of Funds' shares and, therefore, the investment advisory fees and other expenses incurred by the Fund. A complete description of the expenses and deductions from the Funds' portfolios is found in the Funds' prospectuses and statements of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain funds.


DISTRIBUTIONS UNDER THE POLICY

FULL AND PARTIAL WITHDRAWALS

The owner may make a partial or full withdrawal of the Policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. If the annuity is used in connection with a Section 403(b) retirement plan, the withdrawal right may be restricted by Section 403(b)(11) of the IRS Code and, should the withdrawal be an eligible rollover distribution from a qualified plan or an annuity in a 403(b) plan, it will be subject to a mandatory 20% withholding under the IRS Code unless the distribution is paid directly by AVLIC into an eligible retirement plan in a direct rollover. (See "Federal Tax Matters," page 23.) No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for full or partial withdrawal ("cash surrender value") is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any withdrawal charge and, in the case of a full withdrawal, less a pro rata amount of the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option. (See "Annuity Income Options," page 22.)

CRITICAL NEEDS WITHDRAWALS. Annuitants whose policies have been in force for at least one year may, under certain conditions, make withdrawals without surrender charges. These conditions include: the annuitant must be 65 or younger when the policy was issued; the policy accumulation value must exceed $5,000; the annuitant must provide a medical doctor's verification of diagnosis of terminal illness with less than 12 months to live; or verification of 90 consecutive days of confinement in a medical facility for an approved medical reason; and no additional premium payments are made during the waiver period. The waiver of withdrawal charges during confinement will continue for 90 days after release. This waiver of withdrawal charges is not available in all states.

In the absence of specific direction from the owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. Any partial withdrawal that would reduce the cash surrender value to less than $100 will be considered a request for full withdrawal. Any partial annuitization will be allocated between earnings and principal.

All withdrawals of amounts held in the Account will be paid within seven days of receipt of written request, subject to postponement in certain circumstances. (See "Deferment of Payment," page 22.) Payments under the Policy of any amounts derived from a premium paid by check may be delayed until such time as the check has cleared the payor's bank. If, at the time the owner makes a partial or full withdrawal request, he or she has not provided

AVLIC with a written election not to have federal income taxes withheld, AVLIC must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. At the owner's request, AVLIC will provide a form to request a withdrawal and to notify AVLIC of the owner's election whether to have federal income taxes withheld. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters -- Taxation of Annuities in General," page 23.)

Since the owner assumes the investment risk with respect to amounts held in the Account and because certain withdrawals are subject to a withdrawal charge, the total amount paid upon withdrawals under the Policy (taking into account any prior withdrawals) may be more or less than the premium payment made.

ANNUITY DATE

The owner may specify an annuity date by written request, which can be no later than the first day of the month after the annuitant's 95th birthday (90th birthday in Oregon) without AVLIC's prior approval. The 29th, 30th or 31st day of any month may not be selected as the annuity date. If no annuity date is specified, the annuity date will be the later of the fifth policy anniversary date (Seventh policy anniversary date in Oregon) or the policy anniversary which follows the annuitant's 85th birthday. The annuity date is the date that annuity payments are scheduled to commence under the policy, unless the policy has been surrendered or an amount has been paid as proceeds to the designated beneficiary prior to that date. In selecting an annuity date, the owner may wish to consider the applicability of a withdrawal charge, which is imposed upon an annuitization prior to the third policy year where a life annuity is selected and prior to the seventh policy year if any other annuity option is selected.

The owner may advance or defer the annuity date; however, the annuity date may not be advanced to a date prior to 30 days after the date of a written request, or, without AVLIC's prior approval, deferred to a date beyond the first policy anniversary date after the annuitant's 95th birthday (90th birthday in Oregon). An annuity date may only be changed by written request during the annuitant's or joint annuitant's lifetime. Request must be made at least 30 days before the then scheduled annuity date. The annuity date and annuity income options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies prior to the annuity date, an amount will be paid as proceeds to the beneficiary. Upon receipt of due proof of death of the annuitant, the death benefit becomes payable. The death benefit paid will equal the greater of the Accumulation Value of the Policy or the total premiums paid less withdrawals and periodic charges on the date due proof of death is received by AVLIC. The death benefit is payable as a lump sum cash benefit or under one of the annuity income options. The owner may elect an annuity income option for the beneficiary, or if no such election was made by the owner and a cash benefit has not been paid, the beneficiary may make this election after the annuitant's death. Since "due proof of death" includes a "Claimant's Statement," which specifies how the beneficiary wishes to receive the benefit (unless the owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Account until that information is supplied to AVLIC. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the beneficiary must elect to receive the benefits under an annuity option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code. The death benefit will be paid to the beneficiary within seven days of when it becomes payable.

ELECTION OF ANNUITY INCOME OPTIONS

The amounts of any annuity payments payable will be set on the annuity date based on the net cash surrender value on that date that is applied under an annuity income option. The net cash surrender value is equal to the cash surrender value less any premium taxes, if applicable. Thereafter, the monthly annuity payment will not change, except in the event option ai, Interest Payment, is elected in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the net cash surrender value may be placed under one or more annuity income options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the net cash surrender value is to be paid under each option.

The annuity income options are shown below. Election of an annuity income option must be made by written request to AVLIC at least thirty (30) days in advance of the annuity date. If no election is made, payments will be made beginning on the annuity date as an annuity under option c, as shown below. Subject to AVLIC's approval, the owner (or after the annuitant's death, the beneficiary) may select any other annuity income option AVLIC then offers. Annuity income options are not available to: (1) an assignee; or (2) any other than a natural person except with AVLIC's consent. If an annuity option selected does not generate monthly payments of at least $20, AVLIC reserves the right to pay the net cash surrender value as a lump sum payment.

If an annuity income option is chosen which depends on the continuation of life of the annuitant or of a joint annuitant, proof of birth date may be required before annuity payments begin. For annuity income options involving life income, the actual age of the annuitant or joint annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment, with the shorter the period, the greater the amount of each annuity payment.


ANNUITY INCOME OPTIONS

    (ai) Interest Payment. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

    (aii) Designated Amount Annuity. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

    (b) Designated Period Annuity. Monthly annuity payments are paid for a period certain as the owner elects up to 20 years.

    (c) Life Annuity. Monthly annuity payments are paid for the life of an annuitant, ceasing with the last annuity payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

    (d) Joint and Last Survivor Annuity. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter for the life of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

The rate of interest payable under options ai, aii or b will be guaranteed at 3% compounded yearly. Payments under options c and d will be based on the 1971 Individual Annuity Table for males projected 25 years and set back 3 years at 3 1/2% interest. AVLIC may, at any time of election of an annuity income option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under options ai, aii, and b to either option c or d after the annuity date. However, there is no guarantee that AVLIC will continue this practice, which practice can be changed at any time at AVLIC's discretion.



DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum death benefit due from the Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    b) the SEC by order permits the postponement for the protection of owners; or

    c) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the net assets of the Account; or

    d) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.



GENERAL PROVISIONS

CONTROL OF POLICY

The owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY

The owner may name both primary and contingent beneficiaries. The beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the annuitant, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY

The owner may change the beneficiary by written request on a Change of Beneficiary form at any time during the annuitant's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

CONTESTABILITY

AVLIC cannot contest the validity of this Policy after the policy date, subject to the "misstatement of age or sex" provision. However, if the annuitant commits suicide within two years of the policy date, the death benefit under the Policy will be limited to the cash surrender value of the Policy.

MISSTATEMENT OF AGE OR SEX

AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the annuitant has been misstated, we will adjust the benefits and amounts payable under this Policy.

If the misstatement of age or sex is not found until after the income payments have started:

1. if we made any overpayments, we will add interest at the rate of 6% per year compounded yearly and charge them against payments to be made in the future.

2. if we made under payments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.

REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail the owner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value as allocated among the Subaccounts or the Fixed Account, and charges made during the policy year. The owner may ask for more frequent reports, but except for the annual report, AVLIC reserves the right to charge a fee for each report. The owner will also be sent confirmations of transactions under the Policy, such as the purchase payment and transfers and withdrawals, and a periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund and any other information required by the 1940 Act.



FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Taxes," page 19.)

The qualified policies are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies, an endorsement of the policy and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy.
Section 403(b)(11) of the IRS Code requires that no distribution be made from a plan under Section 403(b) except after age 59 1/2, separation from service, death or disability or in the case of hardship. The following discussion assumes the qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.


TAXATION OF ANNUITIES IN GENERAL

NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. AVLIC believes that an annuity owner generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the accumulation value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons.

Generally, an owner of a Policy who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified policy, amounts received are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Policy, in general, only the portion of the annuity payment that represents the amount by which the accumulation value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution pursuant to a nonqualified policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59 1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules.

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified policies. However, special favorable tax treatment may be available for certain distributions. Adverse tax consequences may result from: distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Distributions from qualified plans are generally subject to specific tax withholding rules. Eligible rollover distributions from a qualified plan or annuities used in 403(b) plans are subject to income tax withholding at a rate of 20% unless the Policyowner elects to have the distribution paid directly by AVLIC to an eligible retirement plan in a direct rollover. If the distribution is not an eligible rollover distribution, it is generally subject to the same withholding rules as distributions from nonqualified policies.



DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of Ameritas Life Insurance Corp. and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of Investment Corp. and who are licensed as life insurance agents for AVLIC. Investment Corp. and AVLIC may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 5% of premiums paid in the first policy year. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies.


SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.

VOTING RIGHTS

To the extent required by law, the portfolio shares held in the Account will be voted by AVLIC at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Fund, the approval of the investment advisory contract, changes in the fundamental investment policies of the Fund, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the portfolio shares in its own right, AVLIC may elect to do so.

The number of votes which are available to an owner will be calculated separately for each Subaccount of the Account. That number will be determined by applying his or her percentage interest, if any, in a particular Subaccount to the total number of votes attributable to the Subaccount. Prior to the annuity date, the owner holds a voting interest in each Subaccount to which the accumulation value is allocated. The number of votes which are available to an owner will be determined by dividing the accumulation value attributable to a Subaccount by the net asset value per share of the applicable portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes of the portfolio which are available will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Fund shares as to which no timely instructions are received or shares held by AVLIC as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.


STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                                                           Page
GENERAL INFORMATION AND HISTORY...........................................   2
THE POLICY................................................................   2
GENERAL MATTERS...........................................................   6
FEDERAL TAX MATTERS.......................................................   8
DISTRIBUTION OF THE POLICY................................................   9
SAFEKEEPING OF ACCOUNT ASSETS.............................................   9
AVLIC.....................................................................   9
STATE REGULATION..........................................................  10
LEGAL MATTERS.............................................................  10
EXPERTS...................................................................  10
OTHER INFORMATION.........................................................  10
FINANCIAL STATEMENTS......................................................  10

APPENDIX A

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1994 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past and may experience in the future. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1994. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 69-year period: investments of one dollar would have grown to $810.54 and $2,842.77 respectively, by year-end 1994. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $25.86.

The lowest risk strategy over the past 69 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1994 period.

(OMITTED GRAPH ILLUSTRATES LONG TERM MARKET TRENDS AS DESCRIBED IN THE NARRATIVE ABOVE.)
























                      Year End 1925 = $1.00
                      Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX B

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF
STANDARD & POOR'S 500 INDEX

                           %
             Year        Change
----------------------------------
 1           1970         3.93
 2           1971        14.56              (OMITTED GRAPH DEPICTS THE ACTIVITY
 3           1972        18.90              OF THE S&P 500 INDEX FOR THE YEARS
 4           1973       -14.77              1970-1994.)
 5           1974       -26.39
 6           1975        37.16
 7           1976        23.57
 8           1977        -7.42
 9           1978         6.38
10           1979        18.20
11           1980        32.27
12           1981        -5.01
13           1982        21.44
14           1983        22.38
15           1984         6.10
16           1985        31.57
17           1986        18.56
18           1987         5.10
19           1988        16.61
20           1989        31.69
21           1990        -3.14
22           1991        30.45
23           1992         7.61
24           1993        10.08
25           1994        -1.32

THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.